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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934

                       Date of Report:  November 9, 2000

                              LUMISYS INCORPORATED
                              --------------------
             (Exact name of registrant as specified in its charter)


          Delaware                    0-26832                  77-0133232
----------------------------  ------------------------  ----------------------
(State or Other Jurisdiction  (Commission File Number)     (I.R.S. Employer
       Incorporation)                                   Identification Number)


            225 Humboldt Court, Sunnyvale, CA               94089
      ----------------------------------------------  -----------------
         (Address of principal executive offices)         (Zip Code)


                                (408) 733-6565
                        -------------------------------
                        (Registrant's telephone number,
                             including area code)

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Item 5.  Other Events.
         ------------

     On November 9, 2000, Lumisys Incorporated (the "Company") and Eastman Kodak Company ("Kodak") issued a press release attached hereto as Exhibit 99.1 to announce an agreement whereby Kodak will acquire the Company. The press release is incorporated herein by reference.

Item 7.  Financial Statements and Exhibits.
         ---------------------------------

        (a)   Exhibits.

              99.1  Press Release dated November 9, 2000.

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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Dated:  November 9, 2000

                                    LUMISYS INCORPORATED



                                    By:       /s/ Dean Macintosh
                                       --------------------------------
                                                Dean MacIntosh
                                         Executive Vice President and
                                            Chief Financial Officer

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                                 EXHIBIT INDEX
                                 -------------


   Exhibit No.                   Description
   -----------                   -----------
      99.1           Press Release dated November 9, 2000.

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